UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

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Date of Report (date of earliest event reported):  April 3, 2006

Home Solutions of America, Inc.
(Exact Name of Registrant as Specified in its Charter)

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Delaware	0-22388	99-0273889
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Dragon Street, Suite B, Dallas, Texas 75207
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code:                            (214) 623-8446

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

            Effective April 3, 2006, the Board of Directors (the "Board") of Home Solutions of America, Inc. ("Home Solutions") accepted the resignation of Mr. Mark W. White as a director and as a member of the Compensation Committee.  Mr. White's resignation as a member of the Board and as a member of the Compensation Committee was not due to any disagreement with Home Solutions' operations, policies or practices, but was necessary to increase the proportion of independent directors serving on the Board of Directors and the Compensation Committee.  On April 4, 2006, the Board approved resolutions decreasing the number of the members of the Board from six to five members, effective immediately.

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

            On April 4, 2006, the Board of Home Solutions adopted two amendments to its Bylaws.  The first amendment provides that an annual meeting of stockholders for the election of directors shall be held annually on such date and at such time and place as shall be designated by the Board and stated in the notice of the meeting.  Prior to this amendment, the Bylaws required the annual meeting of stockholders to be held on the second Thursday in May annually.  The second amendment to the Bylaws provides that references in the Bylaws to the former name of Home Solutions be replaced with references to its current name.

            The amendment to the Bylaws of Home Solutions is attached to this Current Report on Form 8-K as Exhibit 3(ii).1 and is hereby incorporated by reference.

ITEM 8.01  OTHER EVENTS.

            On April 4, 2006, the Board set the date of the Home Solutions' annual meeting of stockholders for June 16, 2006.  The Board also adopted a record date of May 2, 2006 for those stockholders who will be entitled to notice of, and to vote at, the annual meeting.

Item 9.01  Financial Statements and Exhibits.

(D)       Exhibits.

Exhibit 3(ii).1	First Amendment to The Bylaws of Home Solutions of America, Inc., dated April 4, 2006

Safe Harbor for Forward-Looking Statements

Information set forth or incorporated by reference in this document contains financial estimates and other "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are typically preceded by words such as "believes," " expects," "anticipates," "intends," "will," "may," "should," or similar expressions. These forward-looking statements are subject to risks and uncertainties that may cause actual future experience and results to differ materially from those discussed in these forward-looking statements.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home Solutions of America, Inc.

Date: April 7, 2006	By: /s/ Rick J. O'Brien
Name: Rick J. O'Brien
Title: Chief Operating Officer

Exhibit Index

(D)       Exhibits.

Exhibit 3(ii).1	First Amendment to The Bylaws of Home Solutions of America, Inc., dated April 4, 2006

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